Fourth Quarter and Full Year 2021 Earnings Conference Call FTI Consulting, Inc. February 24, 2022 Exhibit 99.1

Cautionary Note About Forward Looking Statements This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which involve uncertainties and risks. Forward-looking statements include statements concerning our plans, policies and practices, objectives, goals, strategies, future events, future revenues, future results and performance, expectations, plans or intentions relating to acquisitions, share repurchases and other matters, business trends, new or changes to laws and regulations, including U.S. and foreign tax laws, environmental, social and governance ("ESG")-related issues, scientific and technological developments, and other information that is not historical, including statements regarding estimates of our future financial results. When used in this presentation, words such as “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,” “forecasts” and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements, including, without limitation, estimates of our future financial results, are based upon our expectations at the time we make them and various assumptions. Our expectations, beliefs and projections are expressed in good faith, and we believe there is a reasonable basis for them. However, there can be no assurance that management’s expectations, intentions, aspirations, beliefs and estimates will be achieved, and the Company’s actual results may differ materially from our expectations, beliefs and estimates. Further, unaudited quarterly results are subject to normal year-end adjustments. The Company has experienced fluctuating revenues, operating income and cash flows in prior periods and expects that this will occur from time to time in the future. Other factors that could cause such differences include declines in demand for, or changes in, the mix of services and products that we offer, the mix of the geographic locations where our clients are located or where services are performed, fluctuations in the price per share of our common stock, adverse financial, real estate or other market and general economic conditions, the impact of the COVID-19 pandemic and related events that are beyond our control, which could affect our segments, practices and the geographic regions in which we conduct business, differently and adversely, and other future events, which could impact each of our segments, practices and the geographic regions in which we conduct business differently and could be outside of our control, the pace and timing of the consummation and integration of future acquisitions, the Company’s ability to realize cost savings and efficiencies, competitive and general economic conditions, retention of staff and clients, new laws and regulations, or changes thereto, including U.S. and foreign tax rules and regulations; expectations relating to ESG-related matters; and other risks described under the heading "Item 1A Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2021 filed with the Securities and Exchange Commission ("SEC") on February 24, 2022 and in the Company's other filings with the SEC. We are under no duty to update any of the forward-looking statements to conform such statements to actual results or events and do not intend to do so.

Fourth Quarter 2021: Financial Review

All numbers in $000s, except for per share data and percentages

Consolidated Results	Q4 2021	Q4 2020	% Variance	Percentage Change in Revenues Excluding the Estimated Impact of Foreign Currency Translation for Q4 2021 vs. Q4 2020
Revenues	$ 676,231	$ 626,581	*7.9%*	*7.8%*
Net income	$ 38,208	$ 55,589	*-31.3%*	
Earnings per Diluted Share	$ 1.07	$ 1.57	*-31.8%*	
Adjusted Earnings per Diluted Share [(1)]	$ 1.13	$ 1.61	*-29.8%*	
Adjusted EBITDA [(1)]	$ 61,975	$ 82,347	*-24.7%*	
Adjusted EBITDA Margin [(1)]	*9.2%*	*13.1 %*	—	
Segment Results				
Corporate Finance & Restructuring				
Revenues	$ 231,474	$ 219,809	*5.3%*	*5.1%*
Adjusted Segment EBITDA	$ 22,234	$ 35,405	*-37.2%*	
Adjusted Segment EBITDA Margin	*9.6%*	*16.1%*	—	
Forensic and Litigation Consulting				
Revenues	$ 138,004	$ 127,193	*8.5%*	*8.3%*
Adjusted Segment EBITDA	$ 8,491	$ 7,622	*11.4%*	
Adjusted Segment EBITDA Margin	*6.2%*	*6.0%*	—	
Economic Consulting				
Revenues	$ 172,283	$ 160,479	*7.4%*	*7.4%*
Adjusted Segment EBITDA	$ 29,991	$ 31,308	*-4.2%*	
Adjusted Segment EBITDA Margin	*17.4%*	*19.5%*	—	
Technology				
Revenues	$ 64,604	$ 58,624	*10.2%*	*9.9%*
Adjusted Segment EBITDA	$ 7,788	$ 10,155	*-23.3%*	
Adjusted Segment EBITDA Margin	*12.1%*	*17.3%*	—	
Strategic Communications				
Revenues	$ 69,866	$ 60,476	*15.5%*	*15.9%*
Adjusted Segment EBITDA	$ 14,925	$ 11,738	*27.2%*	
Adjusted Segment EBITDA Margin	*21.4%*	*19.4%*	—	

(1) See "Financial Tables" and "End Notes: FTI Consulting Non-GAAP Financial Measures" for the reconciliations and definitions of Adjusted Earnings per Diluted Share and Adjusted EBITDA, which are non-GAAP financial measures, to the most directly comparable GAAP financial measures, and for the definition of Adjusted EBITDA Margin, which is a non-GAAP financial measure.

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Full Year 2021: Financial Review   Consolidated Results FY 2021 FY 2020 % Variance Percentage Change in Revenues Excluding the Estimated Impact of Foreign Currency Translation for FY 2021 vs. FY 2020 Revenues $2,776,222 $2,461,275 12.8% 10.8% Net income $234,966 $210,682 11.5% Earnings per Diluted Share $6.65 $5.67 17.3% Adjusted Earnings per Diluted Share (1) $6.76 $5.99 12.9% Adjusted EBITDA (1) $354,010 $332,271 6.5% Adjusted EBITDA Margin (1) 12.8% 13.5% — Segment Results Corporate Finance & Restructuring Revenues $938,969 $910,184 3.2% 1.2% Adjusted Segment EBITDA $155,482 $216,830 -28.3% Adjusted Segment EBITDA Margin 16.6% 23.8% — Forensic and Litigation Consulting Revenues $584,835 $500,275 16.9% 15.4% Adjusted Segment EBITDA $72,545 $33,374 117.4% Adjusted Segment EBITDA Margin 12.4% 6.7% — Economic Consulting Revenues $697,405 $599,088 16.4% 14.3% Adjusted Segment EBITDA $117,186 $91,432 28.2% Adjusted Segment EBITDA Margin 16.8% 15.3% — Technology Revenues $287,366 $223,016 28.9% 26.8% Adjusted Segment EBITDA $55,739 $43,013 29.6% Adjusted Segment EBITDA Margin 19.4% 19.3% — Strategic Communications Revenues $267,647 $228,712 17.0% 13.9% Adjusted Segment EBITDA $54,313 $38,975 39.4% Adjusted Segment EBITDA Margin 20.3% 17.0% —   All numbers in $000s, except for per share data and percentages (1) See “Financial Tables” and “End Notes: FTI Consulting Non-GAAP Financial Measures” for the reconciliations and definitions of Adjusted Earnings per Diluted Share and Adjusted EBITDA, which are non-GAAP financial measures, to the most directly comparable GAAP financial measures, and for the definition of Adjusted EBITDA Margin, which is a non-GAAP financial measure.

Cash Position and Capital Allocation Snapshot As of December 31, 2021, September 30, 2021 and December 31, 2020 (1)DSO is a performance measure used to assess how quickly the Company collects accounts receivable. We calculate DSO at the end of each reporting period by dividing net accounts receivable reduced by billings in excess of services provided, by revenues for the quarter, adjusted for changes in foreign exchange rates. We multiply the result by the number of days in the quarter. (2)Total debt excludes the impact of unamortized deferred issuance costs and unamortized deferred debt discount related to our 2.0% convertible senior notes due 2023. (3)See “Financial Tables” and “End Notes: FTI Consulting Non-GAAP Financial Measures” for the reconciliation and definition of Free Cash Flow, which is a non-GAAP financial measure, to the most directly comparable GAAP financial measure. All numbers in $000s, except for DSO  As of December 31, 2021 As of September 30, 2021 As of December 31, 2020 Cash and cash equivalents $494,485 $342,527 $294,953 Accounts receivable, net $754,120 $809,878 $711,357 Days Sales Outstanding ("DSO") (1) 94 100 95 Net cash provided by operating activities $355,483 $ 155,920 $327,069 Purchases of property and equipment $(68,569) $ (52,470) $(34,866) Purchase and retirement of common stock $ (46,133) $ (46,133) $(353,593) Total Debt (2) $316,245 $341,250 $316,250 Free Cash Flow (3) $286,914 $ 103,450 $292,203

Reconciliations of Net Income to Adjusted Net Income and Earnings per Diluted Share to Adjusted Earnings per Diluted Share Three Months Ended December 31, 2021 and December 31, 2020 (1)See “End Notes: FTI Consulting Non-GAAP Financial Measures” for the definitions of Adjusted Net Income and Adjusted Earnings per Diluted Share, which are non-GAAP financial measures. All numbers in $000s, except for per share data Three Months Ended December 30, 2021 Three Months Ended December 30, 2020 Net income $38,208 $55,589 Non-cash interest expense on convertible notes 2,445 2,317 Tax impact of non-cash interest expense on convertible notes (636) (602) Adjusted Net Income (1) $40,017 $57,304       Earnings per Diluted Share $1.07 $1.57 Non-cash interest expense on convertible notes 0.08 0.06 Tax impact of non-cash interest expense on convertible notes (0.02) (0.02) Adjusted Earnings per Diluted Share (1) $1.13 $1.61 Weighted average number of common shares outstanding — diluted 35,550 35,484

Reconciliations of Net Income to Adjusted Net Income and Earnings per Diluted Share to Adjusted Earnings per Diluted Share Years Ended December 31, 2021 and December 31, 2020 (1)See “End Notes: FTI Consulting Non-GAAP Financial Measures” for the definitions of Adjusted Net Income and Adjusted Earnings per Diluted Share, which are non-GAAP financial measures. All numbers in $000s, except for per share data Year Ended December 31, 2021 Year Ended December 31, 2020 Net income $234,966 $210,682 Remeasurement of acquisition-related contingent consideration (3,130) — Special charges — 7,103 Tax impact of special charges — (1,847) Non-cash interest expense on convertible notes 9,586 9,083 Tax impact of non-cash interest expense on convertible notes (2,492) (2,361) Adjusted Net Income (1) $238,930 $222,660       Earnings per Diluted Share $6.65 $5.67 Remeasurement of acquisition-related contingent consideration (0.09) — Special charges — 0.19 Tax impact of special charges — (0.05) Non-cash interest expense on convertible notes 0.27 0.24 Tax impact of non-cash interest expense on convertible notes (0.07) (0.06) Adjusted Earnings per Diluted Share (1) $6.76 $5.99 Weighted average number of common shares outstanding — diluted 35,337 37,149

Reconciliations of Net Income and Operating Income to Adjusted EBITDA

Three Months Ended December 31, 2021 and December 31, 2020

All numbers in $000s

Three Months Ended December 30, 2021	Corporate Finance & Restructuring	Forensic and Litigation Consulting	Economic Consulting	Technology	Strategic Communications	Unallocated Corporate	Total
Net income							**$ 38,208**
Interest income and other							(896)
Interest expense							5,130
Income tax provision							8,587
Operating income	**$ 19,047**	**$ 7,044**	**$ 28,571**	**$ 4,612**	**$ 14,171**	**$ (22,416)**	**$ 51,029**
Depreciation and amortization	1,346	1,200	1,420	3,176	536	960	8,638
Amortization of intangible assets	1,841	247	—	—	218	2	2,308
Adjusted EBITDA [(1)]	**$ 22,234**	**$ 8,491**	**$ 29,991**	**$ 7,788**	**$ 14,925**	**$ (21,454)**	**$ 61,975**

Three Months Ended December 30, 2020	Corporate Finance & Restructuring	Forensic and Litigation Consulting	Economic Consulting	Technology	Strategic Communications	Unallocated Corporate	Total
Net income							**$ 55,589**
Interest income and other							4,291
Interest expense							4,636
Income tax provision							6,422
Operating income	**$ 32,182**	**$ 6,046**	**$ 29,774**	**$ 7,227**	**$ 10,244**	**$ (14,535)**	**$ 70,938**
Depreciation and amortization	1,359	1,403	1,342	2,928	776	654	8,462
Amortization of intangible assets	1,864	173	192	—	718	—	2,947
Adjusted EBITDA [(1)]	**$ 35,405**	**$ 7,622**	**$ 31,308**	**$ 10,155**	**$ 11,738**	**$ (13,881)**	**$ 82,347**

(1) See "End Notes: FTI Consulting Non-GAAP Financial Measures" for the definition of Adjusted EBITDA, which is a non-GAAP financial measure.

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Reconciliations of Net Income and Operating Income to Adjusted EBITDA

Years Ended December 31, 2021 and December 31, 2020

All numbers in $000s

Year Ended December 31, 2021

	Corporate Finance & Restructuring	Forensic and Litigation Consulting	Economic Consulting	Technology	Strategic Communications	Unallocated Corporate	Total
Net income							**$ 234,966**
Interest income and other							(6,193)
Interest expense							20,294
Income tax provision							62,981
Operating income	**$ 145,765**	**$ 66,643**	**$ 111,462**	**$ 42,927**	**$ 49,708**	**$ (104,457)**	**$ 312,048**
Depreciation and amortization	5,362	5,008	5,724	12,812	2,166	3,197	34,269
Amortization of intangible assets	7,485	894	—	—	2,439	5	10,823
Remeasurement of acquisition-related contingent consideration	(3,130)	—	—	—	—	—	(3,130)
Adjusted EBITDA [1]	**$ 155,482**	**$ 72,545**	**$ 117,186**	**$ 55,739**	**$ 54,313**	**$ (101,255)**	**$ 354,010**

Year Ended December 31, 2020

	Corporate Finance & Restructuring	Forensic and Litigation Consulting	Economic Consulting	Technology	Strategic Communications	Unallocated Corporate	Total
Net income							**$ 210,682**
Interest income and other							412
Interest expense							19,805
Income tax provision							51,764
Operating income	**$ 205,029**	**$ 23,899**	**$ 85,690**	**$ 30,869**	**$ 31,639**	**$ (94,463)**	**$ 282,663**
Depreciation and amortization	4,485	5,191	5,382	11,867	2,456	2,737	32,118
Amortization of intangible assets	6,455	800	325	1	2,806	—	10,387
Special charges	861	3,484	35	276	2,074	373	7,103
Adjusted EBITDA [1]	**$ 216,830**	**$ 33,374**	**$ 91,432**	**$ 43,013**	**$ 38,975**	**$ (91,353)**	**$ 332,271**

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[1] See "End Notes: FTI Consulting Non-GAAP Financial Measures" for the definition of Adjusted EBITDA, which is a non-GAAP financial measure.

Reconciliations of Net Cash Provided by Operating Activities to Free Cash Flow Three Months and Years Ended December 31, 2021 and December 31, 2020 (1)See “End Notes: FTI Consulting Non-GAAP Financial Measures” for the definition of Free Cash Flow, which is a non-GAAP financial measure. All numbers in $000s Three Months Ended December 31, 2021 Year Ended December 31, 2021 Three Month Ended December 31, 2020 Year Ended December 31, 2020 Net cash provided by operating activities $199,563 $355,483 $186,092 $327,069 Purchases of property and equipment (16,099) (68,569) (9,203) (34,866) Free Cash Flow (1) $183,464 $286,914 $176,889 $292,203

End Notes: FTI Consulting Non-GAAP Financial Measures In this presentation, we sometimes use information derived from consolidated and segment financial information that may not be presented in our financial statements or prepared in accordance with generally accepted accounting principles in the United States ("GAAP"). Certain of these measures are considered “non-GAAP financial measures” under the Securities and Exchange Commission ("SEC") rules. Specifically, we have referred to the following non-GAAP financial measures in this presentation: Adjusted EBITDA Adjusted EBITDA Margin Adjusted Net Income Adjusted Earnings per Diluted Share Free Cash Flow We have included the definitions of Segment Operating Income and Adjusted Segment EBITDA, which are GAAP financial measures, below in order to more fully define the components of certain non-GAAP financial measures in this presentation. We define Segment Operating Income as a segment’s share of consolidated operating income. We use Segment Operating Income for the purpose of calculating Adjusted Segment EBITDA. We define Adjusted Segment EBITDA as a segment’s share of consolidated operating income before depreciation, amortization of intangible assets, remeasurement of acquisition-related contingent consideration, special charges and goodwill impairment charges. We use Adjusted Segment EBITDA as a basis to internally evaluate the financial performance of our segments because we believe it reflects current core operating performance and provides an indicator of the segment’s ability to generate cash. We define Adjusted EBITDA, which is a non-GAAP financial measure, as consolidated net income before income tax provision, other non-operating income (expense), depreciation, amortization of intangible assets, remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges, gain or loss on sale of a business and losses on early extinguishment of debt. We believe that this non-GAAP financial measure, when considered together with our GAAP financial results and GAAP financial measures, provide management and investors with a more complete understanding of our operating results, including underlying trends. In addition, EBITDA is a common alternative measure of operating performance used by many of our competitors. It is used by investors, financial analysts, rating agencies and others to value and compare the financial performance of companies in our industry. Therefore, we also believe that this non-GAAP financial measure, considered along with corresponding GAAP financial measures, provide management and investors with additional information for comparison of our operating results with the operating results of other companies. We define Adjusted EBITDA Margin, which is a non-GAAP financial measure, as Adjusted EBITDA as a percentage of total revenues. We define Adjusted Net Income and Adjusted Earnings per Diluted Share (“Adjusted EPS”), which are non-GAAP financial measures, as net income and earnings per diluted share ("EPS"), respectively, excluding the impact of remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges, losses on early extinguishment of debt, non-cash interest expense on convertible notes and the gain or loss on sale of a business. We use Adjusted Net Income for the purpose of calculating Adjusted EPS. Management uses Adjusted EPS to assess total Company operating performance on a consistent basis. We believe that these non-GAAP financial measures, when considered together with our GAAP financial results and GAAP financial measures, provide management and investors with an additional understanding of our business operating results, including underlying trends. We define Free Cash Flow, which is a non-GAAP financial measure, as net cash provided by operating activities less cash payments for purchases of property and equipment. We believe this non-GAAP financial measure, when considered together with our GAAP financial results, provides management and investors with an additional understanding of the Company’s ability to generate cash for ongoing business operations and other capital deployment. Non-GAAP financial measures are not defined in the same manner by all companies and may not be comparable with other similarly titled measures of other companies. Non-GAAP financial measures should be considered in addition to, but not as a substitute for or superior to, the information contained in our Consolidated Statements of Comprehensive Income and Consolidated Statements of Cash Flows.

Fourth Quarter and Full Year 2021: Select Geographic Review Percentage of Consolidated Revenues Revenue Growth Region Q4 2021 FY 2021 Q4 2021 vs. Q4 2020 FY 2021 vs. FY 2020 North America 62.2% 63.1% 6.8% 10.6% EMEA 29.9% 29.2% 8.6% 17.2% Asia Pacific 6.5% 6.3% 10.0% 12.8% Latin America 1.4% 1.4% 44.1% 30.5%

Fourth Quarter 2021 Select Awards & Accolades Led the Who’s Who Legal Arbitration Expert Witnesses list for the 12th consecutive year Who’s Who Legal Ranked as the #1 Restructuring Adviser by dollar volume on The Deal’s Q4 2021 Bankruptcy League Table The Deal Recognized for having the Best Cybersecurity Solution at the Regulation Asia Awards for Excellence 2021 Regulation Asia Honored as Firm of the Year in seven categories at the annual Who’s Who Legal Awards: Arbitration Expert Firm of the Year Construction Expert Witness Firm of the Year Consulting Firm of the Year Insurance Expert Witnesses Firm of the Year Investigations Digital Forensics Firm of the Year Restructuring & Insolvency Advisers Firm of the Year Competition Economics Firm of the Year Who’s Who Legal

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